UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RENAISSANCERE HOLDINGS LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 21, 2009 at 9:00 A.M., Atlantic Daylight Time.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials relating to the 2009 Annual General Meeting of Shareholders of RenaissanceRe Holdings Ltd. are now available to view and, if you desire, print:

Notice, Proxy Statement and Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you would like to receive a paper or e-mail copy of the above listed documents you must request one. This procedure is different from prior years. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/30/09. In addition, if you would like to receive paper copies of the proxy materials for all of the Company’s future security holder meetings follow the instructions below.

To request material:     Internet: www.proxyvote.com     Telephone: 1-800-579-1639     **Email: sendmaterial@proxyvote.com

**	If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the third page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

RENAISSANCERE HOLDINGS LTD.

RENAISSANCERE HOLDINGS LTD. 8-20 EAST BROADWAY PEMBROKE HM19 BERMUDA	Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Wednesday, May 20, 2009. Have your notice in hand when you access the web site and follow the instructions.

Notice of Annual General Meeting of Shareholders

The 2009 Annual General Meeting of Shareholders of RenaissanceRe Holdings Ltd. will be held at the Renaissance House, 8-20 East Broadway, Pembroke, Bermuda, HM19, on Thursday, May 21, 2009 at 9:00 a.m. Atlantic Daylight Time.

The Board of Directors has fixed the close of business on March 20, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice and to vote at the Annual General Meeting of Shareholders or any adjournment(s) thereof.

For directions to the meeting or if you have questions about how to vote in person, please call the Corporate Secretary at 441-295-4513.

Voting items

1.	To elect three Class II directors to serve until our
2012 Annual General Meeting.

Class II Directors:

01) Thomas A. Cooper

02) Neill A. Currie

03) W. James MacGinnitie

2.	To appoint the firm of Ernst & Young, Ltd., an independent registered public accounting firm, to serve as our auditors for the 2009 fiscal year until our 2010 Annual General Meeting, and to refer the determination of the auditors’ remuneration to the Board.

THE BOARD OF DIRECTORS OF RENAISSANCERE HOLDINGS LTD. UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES AND “FOR” THE PROPOSAL LISTED ABOVE.